                                    EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4A



                         Statement to Certificateholders



                          Original              Prior

                          Face                  Principal

Class                     Value                 Balance               Interest              Principal           Total

-----------------------------------------------------------------------------------------------------------------------------


A                         650,000,000.00        399,004,954.07        1,497,931.10          9,069,580.09        10,567,511.19

A Certificate                          -                     -          773,153.75                     -           773,153.75



Totals                    650,000,000.00        399,004,954.07        2,271,084.85          9,069,580.09        11,340,664.94



                                                                       Current              Pass-Through

                          Realized              Deferred               Principal            Rates

Class                     Losses                Interest               Balance              Current              Next

-----------------------------------------------------------------------------------------------------------------------------

A                         -                     -                      389,935,373.98       4.505000%            4.492500%

A Certificate             -                     -                                   -              NA                   NA



Totals                    -                     -                      389,935,373.98



                                           Prior                                                                         Current

                                           Principal                                                                     Principal

Class                     CUSIP            Balance             Interest            Principal            Total            Balance

------------------------------------------------------------------------------------------------------------------------------------

A                         00755WGC4        613.853775          2.304509            13.953200            16.257709        599.900575

A Certificate                                0.000000          1.189467             0.000000             1.189467          0.000000



Delinquent Loan Information:



                                                                                90+ Days            Loans              Loans

                                        30-59                 60-89             excldg f/c,REO      in                 in

                                        Days                  Days              & Bkrptcy           Bankruptcy         REO

------------------------------------------------------------------------------------------------------------------------------------

Trust A           Principal Balance     12,222,360.86         2,045,247.17      949,789.66          12,160,167.29      5,311,807.43

                  % of Pool Balance          2.94741%             0.49321%        0.22904%               2.93241%          1.28094%

                  Number of Loans                 213                   43              15                    203                78

                  % of Loans                 3.17106%             0.64017%        0.22331%               3.02218%          1.16123%



                                        Loans

                                        in

                                        Foreclosure

-----------------------------------------------------

Trust A           Principal Balance     15,116,740.68

                  % of Pool Balance          3.64539%

                  Number of Loans                 258

                  % of Loans                 3.84100%



General Mortgage Loan Information:

                                                                                                                    Trust A

                                                                                                                 --------------

Beginning Aggregate Mortgage Loan Balance                                                                        423,751,173.87

Prefunding                                                                                                                 0.00

Principal Reduction                                                                                                9,069,580.09

Ending Aggregate Mortgage Loan Balance                                                                           414,681,593.78



Beginning Aggregate Mortgage Loan Count                                                                                    6842

Ending Aggregate Mortgage Loan Count                                                                                       6717



Current Weighted Average Coupon Rate                                                                                  9.496822%

Next Weighted Average Coupon Rate                                                                                     9.492916%



Mortgage Loan Principal Reduction Information:

                                                                                                                    Trust A

                                                                                                                 --------------

Scheduled Principal                                                                                                  648,245.66

Curtailments                                                                                                         331,017.73

Prepayments                                                                                                        6,324,925.55

Repurchases                                                                                                                0.00

Substitutions                                                                                                              0.00

Liquidation Proceeds                                                                                               1,765,391.15

Other Principal                                                                                                            0.00



Less: Realized Losses                                                                                                838,787.92



Total Principal Reduction                                                                                          9,908,368.01



Servicer Information:

                                                                                                                    Trust A

                                                                                                                 --------------

Accrued Servicing Fee for the Current Period                                                                         176,562.99

Less: Amounts to Cover Interest Shortfalls                                                                             4,826.86

Less: Delinquent Service Fees                                                                                         52,739.59

Collected Servicing Fees for Current Period:                                                                         118,996.54



Advanced Principal                                                                                                          N/A

Advanced Interest                                                                                                    992,207.88



                                       Other                Scheduled            Interest        Available         Available Funds

                 Prepayment            Unscheduled          Principal            Carry           Funds Cap         Cap Carry

                 Principal             Principal            Distribution         Forward         Current           Forward

Class            Distributed           Distributed          Amount               Amount          Amount            Amount

-----------------------------------------------------------------------------------------------------------------------------------

Class A          6,324,925.55          2,096,408.88         8,230,792.17         -               -                 -

                            -                     -                    -         -               -                 -



Total            6,324,925.55          2,096,408.88         8,230,792.17         -               -                 -



                  Applied

                  Realized Loss

                  Amount

-------------------------------

Class A           -

                  -

                  -




                                                                Prior                                                   Current

                       Has a                Remaining           Over-            Accelerated             Extra           Over

                   Trigger Event           Pre-Funded         Collateral          Principal            Principal      Collateral

                      Occurred               Amount             Amount           Distributed          Distributed       Amount

------------------------------------------------------------------------------------------------------------------------------------


Trust A                 NO                    0.00          24,746,219.80         838,787.92              0.00       24,746,219.80



                     Specified               Over-

                       Over-               Collateral

                     Collateral              Deficit

                       Amount                Amount

-----------------------------------------------------

Trust A            24,746,219.80              0.00



Trust A Insured Payment                                                                                                0.00

Pool Rolling six month delinquency rate                                                                            4.532438

Pool Cumulative Realized Losses                                                                               10,838,964.26

Book Value of REO loans                                                                                        6,728,416.48

Cumulative Number of Mortgage loans repurchased to date                                                                  11

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                      24,759.15

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                  0.00

Unremibursed Delinquent/Servicing Advances still Outstanding                                                           0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                           2,308,627.16



Principal Collected:                                                                  7,304,188.94



Insurance Proceeds Received:                                                                  0.00



Net Liquidation Proceeds:                                                               926,603.23



Delinquency Advances on Mortgage Interest:                                              992,207.88



Delinquency Advances on Mortgage Principal                                                      NA



Repurchase and Substitution Amounts:                                                          0.00



Trust Termination Proceeds:                                                                   0.00



Investment Earnings on Note Account:                                                      5,534.86



Capitalized Interest Requirement:                                                             0.00



Capitalized Interest Fund Earnings                                                            0.00



Capitalized Interest Account                                                                  0.00



Investment Earnings on Pre-Funding Account                                                    0.00



Unreimbursed Delq/Servicing Advances Paid Back To CertificateHolders                             -



Sum of the Above Amounts:                                                                           11,537,162.07



LESS:



Servicing Fees (including PPIS):                                                        123,823.40



Non Recoverable Advance                                                                   1,939.38



Indenture Trustee Fees:                                                                   2,471.88



Owner Trustee Fees:                                                                         277.78



Insurance Premiums:                                                                      43,225.54



Reimbursement of Delinquency Advances/Servicing Advances                                 24,759.15



Total Reductions to Available Funds Amount:                                                            196,497.13



Total Available Funds:                                                                                              11,340,664.94


                                    EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4B



                         Statement to Certificateholders



                          Original               Prior

                          Face                   Principal

Class                     Value                  Balance                 Interest           Principal            Total

-----------------------------------------------------------------------------------------------------------------------------


B                         350,000,000.00         212,812,239.87          798,932.62         7,150,629.36         7,949,561.98

B Certificate                          -                      -                   -                    -                    -



Totals                    350,000,000.00         212,812,239.87          798,932.62         7,150,629.36         7,949,561.98



                                                                       Current              Pass-Through

                          Realized              Deferred               Principal            Rates

Class                     Losses                Interest               Balance              Current              Next

------------------------------------------------------------------------------------------------------------------------------

B                         -                     -                      205,661,610.51       4.505000%            4.492500%

B Certificate             -                     -                                   -              NA                   NA



Totals                    -                     -                      205,661,610.51



                                           Prior                                                                          Current

                                           Principal                                                                      Principal

Class                     CUSIP            Balance            Interest            Principal            Total              Balance

------------------------------------------------------------------------------------------------------------------------------------

B                         00755WGD2        608.034971         2.282665            20.430370            22.713035          587.604601

B Certificate                                0.000000         0.000000             0.000000             0.000000            0.000000



Delinquent Loan Information:



                                                                                90+ Days           Loans               Loans

                                      30-59                60-89                excldg f/c,REO     in                  in

                                      Days                 Days                 & Bkrptcy          Bankruptcy          REO

------------------------------------------------------------------------------------------------------------------------------------

Trust B         Principal Balance     6,388,180.62         1,364,194.40         505,606.51         8,300,567.89        2,935,064.20

                % of Pool Balance         2.91735%             0.62300%           0.23090%             3.79070%            1.34038%

                Number of Loans                107                   26                  8                  126                  44

                % of Loans                3.61364%             0.87808%           0.27018%             4.25532%            1.48598%



                                      Loans

                                      in

                                      Foreclosure

--------------------------------------------------

Trust B         Principal Balance     7,605,763.41

                % of Pool Balance         3.47339%

                Number of Loans                132

                % of Loans                4.45795%



General Mortgage Loan Information:

                                                                                                                    Trust B

                                                                                                                 --------------

Beginning Aggregate Mortgage Loan Balance                                                                        226,137,112.97

Subsequent Mortgage Loans Added This Period                                                                                0.00

Principal Reduction                                                                                                7,164,930.24

Ending Aggregate Mortgage Loan Balance                                                                           218,972,182.73



Beginning Aggregate Mortgage Loan Count                                                                                   3,049

Ending Aggregate Mortgage Loan Count                                                                                      2,961



Current Weighted Average Coupon Rate                                                                                  9.477325%

Next Weighted Average Coupon Rate                                                                                     9.473670%



Mortgage Loan Principal Reduction Information:

                                                                                                                    Trust B

                                                                                                                 --------------

Scheduled Principal                                                                                                  301,765.41

Curtailments                                                                                                          77,461.47

Prepayments                                                                                                        5,370,685.04

Repurchases                                                                                                                0.00

Substitutions                                                                                                              0.00

Liquidation Proceeds                                                                                               1,415,018.32

Other Principal                                                                                                            0.00



Less: Realized Losses                                                                                                884,908.32



Total Principal Reduction                                                                                          8,049,838.56



Servicer Information:

                                                                                                                    Trust B

                                                                                                                 --------------

Accrued Servicing Fee for the Current Period                                                                          94,223.80

Less: Amounts to Cover Interest Shortfalls                                                                             4,890.02

Less: Delinquent Service Fees                                                                                         27,826.59

Collected Servicing Fees for Current Period:                                                                          61,507.19



Advanced Principal                                                                                                          N/A

Advanced Interest                                                                                                    531,093.88




                                        Other                Scheduled            Interest         Available       Available Funds

                  Prepayment            Unscheduled          Principal            Carry            Funds Cap       Cap Carry

                  Principal             Principal            Distribution         Forward          Current         Forward

Class             Distributed           Distributed          Amount               Amount           Amount          Amount

----------------------------------------------------------------------------------------------------------------------------------


Class B           5,370,685.04          1,492,479.79         6,280,021.92         -                -               -

                             -                     -                    -         -                -               -



Total             5,370,685.04          1,492,479.79         6,280,021.92         -                -               -



                   Unpaid

                   Realized Loss

                   Amount

--------------------------------

Class B            -

                   -



                       Has a                Remaining              Over-              Accelerated        Extra             Over

                   Trigger Event           Pre-Funded            Collateral            Principal       Principal        Collateral

                      Occurred               Amount                Amount             Distributed     Distributed         Amount

------------------------------------------------------------------------------------------------------------------------------------

Trust B                 NO                    0.00              13,324,873.10          870,607.44        0.00          13,310,572.22



                     Specified               Over-

                       Over-               Collateral

                     Collateral              Deficit

                       Amount                Amount

-----------------------------------------------------

Trust B            13,324,873.10              0.00



Trust B Insured Payment                                                                                             0.00

Pool Rolling six month delinquency rate                                                                         4.996368

Pool Cumulative Realized Losses                                                                             6,958,197.32

Book Value of REO loans                                                                                     3,561,400.53

Cumulative Number of Mortgage loans repurchased to date                                                                8

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                        0.00

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                               0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                    28668.18





TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                              1,227,058.63



Principal Collected:                                                                     5,749,911.92



Insurance Proceeds Received:                                                                        -



Net Liquidation Proceeds:                                                                  530,110.00



Delinquency Advances on Mortgage Interest:                                                 531,093.88



Delinquency Advances on Mortgage Principal                                                         NA



Repurchase and Substitution Amounts:                                                                -



Trust Termination Proceeds:                                                                         -



Investment Earnings on Note Account:                                                         3,876.25



Capitalized Interest Requirement:                                                                0.00



Capitalized Interest Account  Earnings                                                           0.00



Capitalized Interest Account                                                                     0.00



Reversal of Realized Loss Amount                                                                    -



Unreimbursed Delq/Servicing Advances Paid Back To Certificateholders                             0.00



Sum of the Above Amounts:                                                                              8,042,050.68



LESS:



Servicing Fees (including PPIS):                                                            66,397.21



Non-Recoverable Advance                                                                      1,439.92



Indenture Trustee Fees:                                                                      1,319.13



Owner Trustee Fees:                                                                            277.78



Insurance Premiums:                                                                         23,054.66



Reimbursement of Delinquency Advances/Servicing Advances                                            -



Total Reductions to Available Funds Amount:                                                               92,488.70



Total Available Funds:                                                                                               7,949,561.98


                                    EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4C



                         Statement to Certificateholders



                          Original              Prior

                          Face                  Principal

Class                     Value                 Balance                 Interest           Principal            Total

----------------------------------------------------------------------------------------------------------------------------


C                         100,000,000.00        43,322,100.59           157,223.12         2,039,351.57         2,196,574.69

C Certificate                          -                    -           183,582.60                    -           183,582.60



Totals                    100,000,000.00        43,322,100.59           340,805.72         2,039,351.57         2,380,157.29



                                                                       Current              Pass-Through

                          Realized              Deferred               Principal            Rates

Class                     Losses                Interest               Balance              Current              Next

----------------------------------------------------------------------------------------------------------------------------

C                         -                     -                      41,282,749.02        4.355000%            4.342500%

C Certificate             -                     -                                  -               NA                   NA



Totals                    -                     -                      41,282,749.02



                                              Prior                                                                      Current

                                              Principal                                                                  Principal

Class                     CUSIP               Balance            Interest            Principal            Total          Balance

------------------------------------------------------------------------------------------------------------------------------------

C                         00755WGE0           433.221006         1.572231            20.393516            21.965747      412.827490

C Certificate                                   0.000000         0.282435             0.000000             0.282435        0.000000



Delinquent Loan Information:



                                                                                  90+ Days          Loans                 Loans

                                      30-59                  60-89                excldg f/c,REO    in                    in

                                      Days                   Days                 & Bkrptcy         Bankruptcy            REO

------------------------------------------------------------------------------------------------------------------------------------

Trust C         Principal Balance     2,705,547.36           569,156.40           53,635.98         3,127,616.75          942,650.98

                % of Pool Balance         5.90201%             1.24158%            0.11700%             6.82273%            2.05634%

                Number of Loans                 28                    7                   2                   32                  11

                % of Loans                5.26316%             1.31579%            0.37594%             6.01504%            2.06767%



                                      Loans

                                      in

                                      Foreclosure

--------------------------------------------------

Trust C         Principal Balance     2,852,483.34

                % of Pool Balance         6.22254%

                Number of Loans                 33

                % of Loans                6.20301%



General Mortgage Loan Information:

                                                                                                                       Trust C

                                                                                                                    -------------

Beginning Aggregate Mortgage Loan Balance                                                                           47,983,073.18

Prefunding                                                                                                                    N/A

Principal Reduction                                                                                                  2,141,932.20

Ending Aggregate Mortgage Loan Balance                                                                              45,841,140.98



Beginning Aggregate Mortgage Loan Count                                                                                       555

Ending Aggregate Mortgage Loan Count                                                                                          532



Current Weighted Average Coupon Rate                                                                                   10.262402%

Next Weighted Average Coupon Rate                                                                                      10.266159%



Mortgage Loan Principal Reduction Information:

                                                                                                                       Trust C

                                                                                                                    -------------

Scheduled Principal                                                                                                     22,404.18

Curtailments                                                                                                            60,067.45

Prepayments                                                                                                          1,724,776.19

Repurchases                                                                                                                  0.00

Substitutions                                                                                                                0.00

Liquidation Proceeds                                                                                                   334,684.38

Other Principal                                                                                                              0.00



Less: Realized Losses                                                                                                  123,900.70



Total Principal Reduction                                                                                            2,265,832.90



Servicer Information:

                                                                                                                       Trust C

                                                                                                                    -------------

Accrued Servicing Fee for the Current Period                                                                            19,992.94

Less: Amounts to Cover Interest Shortfalls                                                                                 521.66

Less: Delinquent Service Fees                                                                                            7,262.41

Collected Servicing Fees for Current Period:                                                                            12,208.87



Advanced Principal                                                                                                            N/A

Advanced Interest                                                                                                      148,005.55




                                           Other              Scheduled            Interest         Available       Available Funds

                     Prepayment            Unscheduled        Principal            Carry            Funds Cap       Cap Carry

                     Principal             Principal          Distribution         Forward          Current         Forward

Class                Distributed           Distributed        Amount               Amount           Amount          Amount

------------------------------------------------------------------------------------------------------------------------------------


Class C              1,724,776.19          394,751.83         2,018,031.50         -                -               -

                                -                   -                    -         -                -               -



                      Unpaid

                      Realized Loss

                      Amount

-----------------------------------

Class C               -

                      -



                                                           Prior                                                         Current

                         Has a                             Over-              Accelerated            Amounts              Over

                     Trigger Event                       Collateral            Principal          From Reserve         Collateral

                        Occurred                           Amount             Distributed             Fund               Amount

------------------------------------------------------------------------------------------------------------------------------------

Trust C                   NO                            4,660,972.59           21,320.07              0.00            4,558,391.96



                       Specified               Over-

                         Over-               Collateral

                       Collateral              Deficit

                         Amount                Amount

-------------------------------------------------------

Trust C               4,558,391.95              0.00



Trust C Insured Payment                                                                                             0.00

Pool Rolling six month delinquency rate                                                                         8.251795

Pool Cumulative Realized Losses                                                                             1,805,887.72

Book Value of REO loans                                                                                       857,312.99

Cumulative Number of Mortgage loans repurchased to date                                                                3

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                   23,225.56

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                               0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                        0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                               255,083.35



Principal Collected:                                                                    1,807,247.82



Insurance Proceeds Received:                                                                       -



Net Liquidation Proceeds:                                                                 210,783.68



Delinquency Advances on Mortgage Interest:                                                148,005.55



Delinquency Advances on Mortgage Principal                                                        NA



Repurchase and Substitution Amounts:                                                               -



Trust Termination Proceeds:                                                                        -



Investment Earnings on Note Account:                                                        1,159.86



Unreimbursed Delq/Servicing Advances Paid Back to CertificateHolders                               -



Sum of the Above Amounts:                                                                              2,422,280.26



LESS:



Servicing Fees (including PPIS):                                                           12,730.53



Non-Recoverable Advance                                                                        13.43



Indenture Trustee Fees:                                                                       279.90



Owner Trustee Fees:                                                                           277.78



Insurance Premiums:                                                                         5,595.77



Reimbursement of Delinquency Advances/Servicing Advances                                   23,225.56



Total Reductions to Available Funds Amount:                                                               42,122.97



Total Available Funds:                                                                                                2,380,157.29
